Exhibit 24(b)(8.13)

FOURTH AMENDMENT

TO SELLING AND SERVICES AGREEMENT

            This Fourth Amendment to the Selling and Services Agreement as amended (the “Fourth Amendment”) is made and entered into as of the 8th day of August, 2007 by and between ING Financial Advisors, LLC (“IFA”), ING Life Insurance and Annuity  Company (“ILIAC”) and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investor Services, Inc., “Distributor”).

            WHEREAS, IFA, ILIAC and Distributor are parties to the Selling and Services Agreement dated as of July 26, 2000 (the “Agreement”) as amended on July 26, 2000, January 1, 2003 and September 23, 2003; and

            WHEREAS, the parties desire to amend the Agreements in the manner hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual promises made herein, the parties hereby agree to amend the Agreement as follows:

1.         Add Attachment A which lists the funds available under the Agreement.  The Fund Distributor may hereafter, from time to time, revise, modify or update the AllianceBernstein Funds included in Attachment A by giving written notice to IFA and ILIAC.

2.         Paragraph 4 of the Agreement is hereby deleted and replaced with the following:

            4.  Servicing Fees.

The provision of shareholder and administrative services to the Plans shall be the responsibility of IFA, ILIAC, or the Nominee and shall not be the sole responsibility of the Distributor. The Nominee will be recognized as the sole shareholder of Fund shares purchased under this Agreement.  It is further recognized that there will be substantial savings in administrative expense and recordkeeping expenses by virtue of having one shareholder rather than multiple shareholders.  In consideration of the administrative savings resulting from such arrangement, Distributor agrees to pay to ILIAC or arrange for payment of the servicing fee in an amount based on an annual rate equal to the percentage, as indicated below, of the average net assets invested in the Funds through ILIAC’s arrangements with the Plans in each calendar quarter.  If required by a Plan or by applicable law, ING Life shall have the right to allocate to a Plan or to Participant accounts in a Plan all or a portion of such servicing fees, or to use servicing fees it collects from Distributor to offset other fees payable by the Plan to ING Life.

Class of Shares            Annual Servicing Fee Rate

A                     xx%

R                     xx%

K                     xx%

I                       xx%

Distributor will make payment to ILIAC within thirty (30) days after the end of each calendar quarter.  Each payment will be accompanied by a statement showing the calculation of the fee payable to ILIAC for the quarter and such other supporting data as may be reasonably requested by ILIAC.  Within forty-five (45) days after the end of the quarter, ILIAC will send a report to the Distributor indicating the aggregate number of participants in the plans during the quarter.

3.         Paragraph 5 of the Agreement is hereby deleted and replaced with the following:

            5.  12b-1 Fees

To compensate IFA for its distribution of Fund Shares, Distributor shall make quarterly payments to IFA based on the annual rate equal to the percentage, as indicated below, of the average net assets invested in the Funds through ILIAC’s arrangements with Plans in each calendar quarter.  Distributor will make such payments to IFA within thirty (30) days after the end of each calendar quarter.  Each payment will be accompanied by a statement showing the calculation of the fee payable to IFA for the quarter and such other supporting data as may be reasonably requested by IFA.  If required by a Plan or by applicable law, ING Financial shall have the right to allocate to a Plan or to Participant accounts in a Plan all or a portion of such 12b-1 fees, or to use 12b-1 fees it collects from Distributor to offset other fees payable by the Plan to ING Financial.

Class of Shares            Annual 12b-1 Fee Rate

A                                 xx%

R                                 xx%

K                                 xx%

I                                   None

            All capitalized terms not defined in this Amendment shall have the meanings given to them in the Agreement. Except as expressly amended and supplemented hereby, the Agreement shall continue in full force and effect and unamended.

IN WITNESS WHEREOF: the undersigned have executed this Amendment to Selling and Services Agreement as of the date set forth above.

ING FINANCIAL ADVISERS, LLC        ING LIFE INSURANCE AND ANNUITY COMPANY

By__/s/ David A Kelsey______         By___/s/ Michael C. Eldredge__

Name:__David A. Kelsey_______     Name:___Michael C. Eldredge____

Title:___V.P. B/O Operations____    Title:____Vice President_________

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

By__/s/ Daniel A. Notto_______

Name:__Daniel A. Notto________

Title:___Assistant Secretary Attachment A

AllianceBernstein Funds Available

NAME OF FUND	Share Class	CUSIP/ISIN	TICKER

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

-      U.S. Large Cap Portfolio

-          AllianceBernstein 2000 Retirement Strategy

-          AllianceBernstein 2005 Retirement Strategy

-          AllianceBernstein 2010 Retirement Strategy

-          AllianceBernstein 2015 Retirement Strategy

-          AllianceBernstein 2020 Retirement Strategy

-          AllianceBernstein 2025 Retirement Strategy

-          AllianceBernstein 2030 Retirement Strategy

-          AllianceBernstein 2035 Retirement Strategy

-          AllianceBernstein 2040 Retirement Strategy

-          AllianceBernstein 2045 Retirement Strategy

-          AllianceBernstein 2050 Retirement Strategy

-          AllianceBernstein 2055 Retirement Strategy

AllianceBernstein Bond Fund, Inc.

   -      AllianceBernstein Corporate Bond Portfolio

   -      AllianceBernstein Intermediate Bond Portfolio

   -      AllianceBernstein U.S. Government Portfolio

AllianceBernstein Cap Fund, Inc.

   -      AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Emerging Market Debt Fund, Inc.

AllianceBernstein Focused Growth and Income Fund, Inc.

AllianceBernstein Global Government Income Trust, Inc.

AllianceBernstein Global Health Care Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Strategic Income Trust, Inc.

AllianceBernstein Global Technology Fund, Inc.

AllianceBernstein Greater China ’97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Yield Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein International Portfolio

AllianceBernstein International Research Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Short Duration Portfolio

AllianceBernstein Trust

   -      AllianceBernstein Global Value Fund

   -      AllianceBernstein International Value Fund

   -      AllianceBernstein Small-Mid Cap Value Fund

   -      AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

   -      AllianceBernstein Balanced Wealth Strategy

   -      AllianceBernstein Growth Fund

   -      AllianceBernstein Wealth Appreciation Strategy

   -      AllianceBernstein Wealth Preservation Strategy

A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A A

018525105

01879T102

01879T888

01879T847

01879T797

01879T755

01879T714

01879T664

01879T623

01879T573

01879T532

01879T482

01880E805

01880E821

018528802

018528711

018528406

01877E107

01859M101

01879K101

01853W105

01860D108

01877G102

01860G101

01859N109

018780106

018905109

018597104

01860E106

01879X103

085568673

018620104

01877C101

018636100

085568749

018912105

018913103

018914101

018915108

018791103

01877F658

01877F401

01877F690

01877F617

CABNX

ABBAX

LTAAX

LTBAX

LTDAX

LTEAX

LTHAX

LTIAX

LTJAX

LTKAX

LTLAX

LTPAX

LTQAX

LTWAX

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ABQUX

ABUSX

QUASX

AGDAX

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AHLAX

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ABZAX

AGSAX

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CABDX

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AWPAX

AIZAX

AIPAX

APGAX

CHCLX

ADPAX

ABAGX

ABIAX

ABASX

ABVAX

AUIAX

ABWAX

AGRFX

AWAAX

ABPAX

Attachment A

Revised Attachment A (cont.)

NAME OF FUND	Share Class	CUSIP/ISIN	TICKER

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series

-      U.S. Large Cap Portfolio

-          AllianceBernstein 2000 Retirement Strategy

-          AllianceBernstein 2005 Retirement Strategy

-          AllianceBernstein 2010 Retirement Strategy

-          AllianceBernstein 2015 Retirement Strategy

-          AllianceBernstein 2020 Retirement Strategy

-          AllianceBernstein 2025 Retirement Strategy

-          AllianceBernstein 2030 Retirement Strategy

-          AllianceBernstein 2035 Retirement Strategy

-          AllianceBernstein 2040 Retirement Strategy

-          AllianceBernstein 2045 Retirement Strategy

-          AllianceBernstein 2050 Retirement Strategy

-          AllianceBernstein 2055 Retirement Strategy

AllianceBernstein Bond Fund, Inc.

-          AllianceBernstein Corporate Bond Portfolio

-          AllianceBernstein Intermediate Bond Portfolio

-          AllianceBernstein U.S. Government Portfolio

AllianceBernstein Cap Fund, Inc.

   -      AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Focused Growth and Income Fund, Inc.

AllianceBernstein Global Health Care Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Strategic Income Trust, Inc.

AllianceBernstein Global Technology Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Yield Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein International Research Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Trust

    -      AllianceBernstein Global Value Fund

    -      AllianceBernstein International Value Fund

-          AllianceBernstein Small-Mid Cap Value Fund

-          AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

-          AllianceBernstein Balanced Wealth Strategy

-          AllianceBernstein Growth Fund

-          AllianceBernstein Wealth Appreciation Strategy

-          AllianceBernstein Wealth Preservation Strategy

R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R R

018525600

01879T607

01879T441

01879T383

01879T359

01879T326

01879T284

01879T250

01879T227

01879T185

01879T151

01879T128

01880E847

01880E763

018528661

018528653

018528679

01877E602

01879K408

01860D504

01877G508

01860G507

01859N505

018780601

018597609

01860E502

01879X509

018620708

01877C507

018636506

018912501

018913509

018914507

018915504

018791509

01877F518

01877F484

01877F526

01877F492

CBSRX

ABBRX

LTARX

LTBRX

LTDRX

LTERX

LTHRX

LTJRX

LTKRX

LTLRX

LTSRX

LTPRX

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ABURX

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AIPRX

ABPRX

CHCRX

ABGRX

AIVRX

ABSRX

ABVRX

AUIRX

ABWRX

AGFRX

AWARX

APPRX

Attachment A

Revised Attachment A (cont.)

NAME OF FUND	Share Class	CUSIP/ISIN	TICKER

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

-          U.S. Large Cap Portfolio

-          AllianceBernstein 2000 Retirement Strategy

-          AllianceBernstein 2005 Retirement Strategy

-          AllianceBernstein 2010 Retirement Strategy

-          AllianceBernstein 2015 Retirement Strategy

-          AllianceBernstein 2020 Retirement Strategy

-          AllianceBernstein 2025 Retirement Strategy

-          AllianceBernstein 2030 Retirement Strategy

-          AllianceBernstein 2035 Retirement Strategy

-          AllianceBernstein 2040 Retirement Strategy

-          AllianceBernstein 2045 Retirement Strategy AllianceBernstein 2050 Retirement Strategy

-          AllianceBernstein 2055 Retirement Strategy

AllianceBernstein Bond Fund, Inc.

   -      AllianceBernstein Corporate Bond Portfolio

   -      AllianceBernstein Intermediate Bond Portfolio

   -      AllianceBernstein U.S. Government Portfolio

AllianceBernstein Cap Fund, Inc.

   -      AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Focused Growth and Income Fund, Inc.

AllianceBernstein Global Health Care Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Strategic Income Trust, Inc.

AllianceBernstein Global Technology Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Yield Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein International Research Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Trust

   -      AllianceBernstein Global Value Fund

   -      AllianceBernstein International Value Fund

   -      AllianceBernstein Small-Mid Cap Value Fund

   -      AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

   -      AllianceBernstein Balanced Wealth Strategy

   -      AllianceBernstein Growth Fund

   -      AllianceBernstein Wealth Appreciation Strategy

   -      AllianceBernstein Wealth Preservation Strategy

K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K K

018525709

01879T706

01879T433

01879T391

01879T367

01879T334

01879T292

01879T268

01879T235

01879T193

01879T169

01879T136

01880E854

01880E771

018528596

018528620

018528646

01877E701

01879K507

01860D603

01877G607

01860G606

01859N604

018780700

018597708

01860E601

01879X608

018620609

01877C606

018636605

018912600

018913608

018914606

018915603

018791608

01877F435

01877F476

01877F450

01877F419

CBSKX

ABBKX

LTAKX

LTBKX

LTDKX

LTEKX

LTHKX

LTJKX

LTKKX

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ALCKX

CHCKX

ABGKX

AIVKX

ABSKX

ABVKX

AUIKX

ABWKX

AGFKX

AWAKX

APWKX

Attachment A

Revised Attachment A (cont.)

NAME OF FUND	Share Class	CUSIP/ISIN	TICKER

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

-          U.S. Large Cap Portfolio

-          AllianceBernstein 2000 Retirement Strategy

-          AllianceBernstein 2005 Retirement Strategy

-          AllianceBernstein 2010 Retirement Strategy

-          AllianceBernstein 2015 Retirement Strategy

-          AllianceBernstein 2020 Retirement Strategy

-          AllianceBernstein 2025 Retirement Strategy

-          AllianceBernstein 2030 Retirement Strategy

-          AllianceBernstein 2035 Retirement Strategy

-          AllianceBernstein 2040 Retirement Strategy

-          AllianceBernstein 2045 Retirement Strategy AllianceBernstein 2050 Retirement Strategy

-          AllianceBernstein 2055 Retirement Strategy

AllianceBernstein Bond Fund, Inc.

   -      AllianceBernstein Corporate Bond Portfolio

   -      AllianceBernstein Intermediate Bond Portfolio

   -      AllianceBernstein U.S. Government Portfolio

AllianceBernstein Cap Fund, Inc.

   -      AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Focused Growth and Income Fund, Inc.

AllianceBernstein Global Health Care Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Strategic Income Trust, Inc.

AllianceBernstein Global Technology Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Yield Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein International Research Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Trust

   -      AllianceBernstein Global Value Fund

   -      AllianceBernstein International Value Fund

   -      AllianceBernstein Small-Mid Cap Value Fund

   -      AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

   -      AllianceBernstein Balanced Wealth Strategy

   -      AllianceBernstein Growth Fund

   -      AllianceBernstein Wealth Appreciation Strategy

   -      AllianceBernstein Wealth Preservation Strategy

I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

018525808

01879T805

01879T425

01879T417

01879T375

01879T342

01879T318

01879T276

01879T243

01879T219

01879T177

01879T144

01880E862

01880E789

018528588

018528612

018528638

01877E800

01879K606

01860D702

01877G706

01860G705

01859N703

018780809

018597807

01860E700

01879X707

018620500

01877C705

018636704

018912709

018913707

018914705

018915702

018791707

01877F427

01877F468

01877F443

01877F393

CABIX

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